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                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated October 27, 1999 included in GaSonics International Corporation's Form 10-K for the year ended September 30, 1999 and to all references to our Firm included in this registration statement.

                                        Arthur Anderson LLP

                                        /s/Arthur Anderson LLP


San Jose, California
October 12, 2000